Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

among

MARKWEST ENERGY PARTNERS, L.P.,

as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

The Agents and Lenders from Time to Time Parties Thereto,

Dated as of June 29, 2012

WELLS FARGO SECURITIES, LLC

 and

RBC CAPITAL MARKETS,

as Joint Lead Arrangers

 and

WELLS FARGO SECURITIES, LLC,

and

RBC CAPITAL MARKETS

 as Joint Bookrunners

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called the “Amendment”) dated as of June 29, 2012 among MARKWEST ENERGY PARTNERS, L.P., a Delaware limited partnership (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, and Issuing Bank, and the several banks and other financial institutions or entities from time to time parties to the Existing Credit Agreement defined below (“Lenders”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, Issuing Bank, Swingline Lender and Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 1, 2010, as amended by a First Amendment to Amended and Restated Credit Agreement dated September 7, 2011 and by a Second Amendment to Amended and Restated Credit Agreement dated December 29, 2011 (as amended, the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make Revolving Loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent, Issuing Bank, Swingline Lender and Lenders desire to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Paragraph 1.1     Terms Defined in the Existing Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Paragraph 1.2     Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Paragraph 1.2.

“Amendment Documents” means this Amendment and all other documents or instruments delivered in connection herewith.

“Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Third Amendment Effective Date” means June 29, 2012.

ARTICLE II.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Paragraph 2.1     Cover Page.  The cover page of the Existing Credit Agreement is amended to delete the figure “$900,000,000” and substitute therefore the figure “$1,200,000,000”.

Paragraph 2.2     Additional Defined Terms.  Section 1.01 of the Existing Credit Agreement is amended to add the following definitions:

“Third Amendment means that certain Third Amendment to Amended and Restated Credit Agreement dated as of June 29, 2012, among the Borrower, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, Issuing Bank and Swingline Lender and all of the Lenders.”

“Third Amendment Effective Date means June 29, 2012.”

“Third Amendment Fee Letter means the letter agreement, dated June 12, 2012, between the Borrower and Wells Fargo Securities, LLC.”

Paragraph 2.3     Existing Defined Terms.

(a)           The following definitions in Section 1.01 of the Existing Credit Agreement are hereby amended in their entirety to read as follows:

“Agreement means this Agreement, which amends and restates in its entirety the Original Credit Agreement, as amended by the First Amendment, Second Amendment and Third Amendment, as this Agreement may be further amended, modified, supplemented or restated from time to time in accordance with the terms hereof.”

“Commitment means, with respect to each Lender, the total aggregate commitment of such Lender to make Revolving Loans pursuant to Section 2.01 and to acquire participations in Letters of Credit and Swingline Loans pursuant to Section 2.05 and Section 2.15, as such commitment may be (a) reduced from time to time pursuant to Section 2.06, (b) reduced or increased (with such Lender’s consent) from time to time (i) pursuant to Section 2.09 and (ii) pursuant to assignments by or to such Lender pursuant to Section 10.07, (c) reduced or terminated pursuant to Section 10.15, or (d) terminated pursuant to Section 8.02(a).  The initial amount of each Lender’s Commitment is set forth on Annex I, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable.  The initial aggregate amount of the Commitments is $1,200,000,000.”

“Loan Documents means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, each Note, the Collateral Documents, the Issuing Documents, the Fee Letter, the First Amendment Fee Letter, the Second Amendment Fee Letter, the Third Amendment Fee Letter, any Loan Modification Agreement, and each and every other agreement executed in connection with this Agreement; provided, however, that in no event shall any Lender Hedging Agreement or any agreement in respect of Banking Services Obligations constitute a Loan Document hereunder.”

“Maturity Date means September 7, 2017 or such later date to which the Maturity Date may be extended pursuant to Section 2.17.”

Paragraph 2.4     Commitment Fees and LC Fees.  Section 2.04 of the Existing Credit Agreement is hereby amended to add a new subsection (h) thereto to read in its entirety to read as follows:

“(h)         The Borrower shall pay to Wells Fargo Securities, LLC for its own account fees in the amounts and at the times specified in the Third Amendment Fee

Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.”

Paragraph 2.5     Commitment Increases.  The figure “$1,150,000,000” in Section 2.09(a)(viii) of the Existing Credit Agreement is hereby amended to “$1,450,000,000”.

Paragraph 2.6         Amended Annex 1.  Annex 1 “Commitments” to the Existing Credit Agreement is hereby amended in its entirety by Annex 1  attached to this Amendment.  Any reference in the Existing Credit Agreement to such Annex shall be deemed to refer to such Annex as amended by amended Annex 1.

Paragraph 2.7         Change of Address.  Schedule 10.02  “Administrative Agent’s Office, Certain Addresses for Notices” to the Existing Credit Agreement is hereby amended to change the Administrative Agent’s address for “all other notices” to the address set forth below:

For all other notices:

Wells Fargo Bank, National Association

1000 Louisiana St., 9th Floor

Houston, TX 77002

Attention: Andrew Ostrov

Telephone: (713) 651-8121

Facsimile:  (713) 651-8101

Electronic Mail:  andrew.ostrov@wellsfargo.com

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Paragraph 3.1     Third Amendment Effective Date(a).  This Amendment shall become effective as of the date first above written when and only when:

(a) Administrative Agent shall have received all of the following, at Administrative Agent’s office, duly executed and delivered and in form, substance and date reasonably satisfactory to Administrative Agent:

(i)            this Amendment, executed by the Borrower, each of the Lenders, the Administrative Agent, Issuing Bank, and Swingline Lender and the Consent and Agreement attached to this Amendment executed by the Guarantors;

(ii)           from the Borrower and the Guarantors, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may reasonably require, certifying (i) resolutions of its board of directors, managers or members (or their equivalent) authorizing the execution and performance of this Amendment which such Person is executing in connection herewith, (ii) the incumbency and signature of the officer executing this Amendment, and (iii) there has been no change in such Person’s Organization Documents from the copies of such Person’s Organization Documents most recently delivered to the Administrative Agent and Lenders or attaching any amendments or restatements thereof;

(iii)          a certificate from Borrower (i) representing and warranting that, on and as of the Third Amendment Effective Date, before and after giving effect to the increase in Commitments resulting hereunder (A) no Default or Event of Default exists or would exist prior to and immediately after giving effect to the increase in the Commitments, (B) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.06 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (C) all financial covenants in Section 7.15 would be satisfied on a pro forma basis as of the most recent testing date and on the Third Amendment Effective Date after giving effect to actual Credit Exposure on the Third Amendment Effective Date, if any, (ii) ratifying and confirming each of the Loan Documents, (iii) agreeing that all Loan Documents shall apply to the Obligations as they are or may be increased by this Amendment and (iv) agreeing that its obligations and covenants under each Loan Document are otherwise unimpaired by this Amendment and shall remain in full force and effect; and

(iv)          an opinion from Hogan Lovells US LLP, counsel to each Loan Party and the General Partner, in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(b)           Borrower shall have paid:

(i)            all recording, handling, amendment and other fees required to be paid to Administrative Agent pursuant to any Loan Documents for which Borrower has received an invoice at least one (1) Business Day prior to the Third Amendment Effective Date;

(ii)           the arrangement fee to be paid to the Arranger pursuant to the Third Amendment Fee Letter, which arrangement fee once paid will be fully earned and nonrefundable;  and

(iii)          the upfront fee to be paid to the Administrative Agent pursuant to the Third Amendment Fee Letter for the account of each Lender, which upfront fee will be paid to each Lender that sends its signed signature page to this Amendment to the Administrative Agent’s counsel by noon, New York time on June 29, 2012, which fee once paid will be fully earned and nonrefundable.

(c)           Borrower shall have paid, in connection with such Loan Documents, all other fees and reimbursements required to be paid to Administrative Agent pursuant to any Loan Documents for which Borrower has received an invoice at least one (1) Business Day prior to the Third Amendment Effective Date, or otherwise due Administrative Agent and including invoiced fees and disbursements of Administrative Agent’s attorneys.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Paragraph 4.1     Representations and Warranties.  In order to induce each Lender to enter into this Amendment, Borrower and each Guarantor represent and warrant to each Lender that:

(a)           The representations and warranties contained in Article V of the Existing Credit Agreement are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) at and as of the time of the effectiveness hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date.

(b)           Borrower and Guarantors are duly authorized to execute and deliver this Amendment and the other Amendment Documents to which they are a party and Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower and Guarantors have duly taken all limited partnership, limited liability company or corporate action, as applicable, necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents to which they are a party and, in the case of Borrower, to authorize the performance of the obligations of Borrower hereunder and thereunder.

(c)           When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

(d)           No Default or Event of Default exists or will exist prior to and immediately after giving effect to this Amendment.

ARTICLE V.

MISCELLANEOUS

Paragraph 5.1     Ratification of Agreements.  The Existing Credit Agreement as hereby amended is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as hereby amended.  The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

Paragraph 5.2         Survival of Agreements. All representations, warranties, covenants and agreements of Borrower and the Subsidiary Guarantors herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until Payment in Full of the Obligations.

Paragraph 5.3     Loan Documents.  This Amendment, and each of the other Amendment Documents, is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

Paragraph 5.4     Governing Law.  This Amendment shall be governed by and construed in accordance the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

Paragraph 5.5     Miscellaneous.     This Amendment is a “Loan Document” referred to in the Credit Agreement.  The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate,  (b) headings and captions may not be construed in interpreting provisions and (c) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.

Paragraph 5.6     Release.  As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce the Administrative Agent, Issuing Bank, Swingline Lender and the Lenders to enter into this Amendment, the Borrower warrants and represents to the Administrative Agent, Issuing Bank, Swingline Lender and the Lenders that to its knowledge no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, Issuing Bank, Swingline Lender or any Lender or any defense to (i) the payment of the Obligations under the Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Notes and/or the Loan Documents.  In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, Issuing Bank, Swingline Lender and the Lenders, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.

Paragraph 5.7     Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MARKWEST ENERGY PARTNERS, L.P.

By: MarkWest Energy GP, L.L.C., its general partner

By:	/s/ Nancy K. Buese
Nancy K. Buese
Senior Vice President & Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, Issuing Bank and Swingline Lender

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

ROYAL BANK OF CANADA, as Lender

By:	/s/ James S. York
Name: James S. York
Title: Authorized Signatory

COMPASS BANK,
as a Lender

By:	/s/ James Neblett
Name: James Neblett
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

MORGAN STANLEY BANK, N.A.
as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Justin M. Alexander
Name: Justin M. Alexander
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Michael J. Mozer
Name: Michael J. Mozer
Title: Vice President

SUNTRUST BANK,
as a Lender

By:	/s/ Yann Pirio
Name: Yann Pirio
Title: Director

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Mary E. Evans and Iria R. Otsa
Name: Mary E. Evans and Iria R. Otsa
Title: Associate Directors, Banking Products Services

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Matthew Molero
Name: Matthew Molero
Title: Vice President

COMERICA BANK,
as a Lender

By:	/s/ John S. Lesikar
Name: John S. Lesikar
Title: Assistant Vice President

NATIXIS,
as a Lender

By:	/s/ Louis P. Laville III
Name: Louis P. Laville III
Title: Managing Director

By:	/s/ Daniel Payer
Name: Daniel Payer
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
as a Lender

By:	/s/ Shaheen Malik
Name: Shaheen Malik
Title: Vice President

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Associate

GOLDMAN SACHS BANK USA
as a Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

CITIBANK, N. A,
as a Lender

By:	/s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

Third Amendment

CONSENT AND AGREEMENT

Each of the undersigned (in their individual capacity, each a “Guarantor”), as of the Third Amendment Effective Date hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Amended and Restated Guaranty dated as of July 1, 2010 made by it for the benefit of Administrative Agent and Lenders executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Amended and Restated Guaranty and such other Loan Documents shall remain in full force and effect.

MARKWEST ENERGY FINANCE CORPORATION

By:	/s/ Nancy K. Buese
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MARKWEST ENERGY OPERATING COMPANY, L.L.C.

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy K. Buese
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MARKWEST HYDROCARBON, INC.

By:	/s/ Nancy K. Buese
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MARKWEST ENERGY GP, L.L.C.

By:	/s/ Nancy K. Buese
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MASON PIPELINE LIMITED LIABILITY COMPANY

By:	MarkWest Hydrocarbon, Inc.,
its sole Member

By:	/s/ Nancy K. Buese
Nancy K. Buese
Senior Vice President & Chief Financial Officer

WEST SHORE PROCESSING COMPANY, L.L.C.

By:	MarkWest Energy Operating Company, L.L.C.,
its sole Member and Manager

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy K. Buese
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MARKWEST MICHIGAN PIPELINE COMPANY, L.L.C.
MARKWEST OKLAHOMA GAS COMPANY, L.L.C.

By:	MarkWest Energy Operating Company, L.L.C.,
its Managing Manager

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ Nancy K. Buese
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MARKWEST ENERGY APPALACHIA, L.L.C.
MARKWEST GAS SERVICES, L.L.C.
MARKWEST POWER TEX, L.L.C.
MARKWEST PINNACLE, L.L.C.

MARKWEST PNG UTILITY, L.L.C.
MARKWEST TEXAS PNG UTILITY, L.L.C.
MARKWEST BLACKHAWK, L.L.C.
MARKWEST NEW MEXICO, L.L.C.
MARKWEST ENERGY EAST TEXAS
GAS COMPANY, L.L.C.
MARKWEST PIPELINE COMPANY, L.L.C.
MARKWEST JAVELINA COMPANY, L.L.C.
MARKWEST JAVELINA PIPELINE COMPANY, L.L.C.
MARKWEST LIBERTY GAS GATHERING, L.L.C.
MARKWEST GAS MARKETING, L.L.C.
MARKWEST MARKETING, L.L.C.
MARKWEST MOUNTAINEER PIPELINE COMPANY, L.L.C.
MARKWEST UTICA OPERATING COMPANY, L.L.C.

By:	MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Nancy K. Buese
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MATREX L.L.C.

By:	West Shore Processing Company, L.L.C.,
its sole Member and Manager

By:	MarkWest Energy Operating Company, L.L.C.,
its sole Member and Manager

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Nancy K. Buese
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MARKWEST MCALESTER, L.L.C.

By:		MarkWest Oklahoma Gas Company, L.L.C.,
its sole Member

By:		MarkWest Energy Operating Company, L.L.C.,
its Managing Member

By:		MarkWest Energy Partners, L.P.
its Managing Member

By:		MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Nancy K. Buese
Nancy K. Buese
Senior Vice President & Chief Financial Officer

MARKWEST RANGER PIPELINE COMPANY, L.L.C.

By:		MarkWest Energy Appalachia, L.L.C.,
its sole Member

By:		MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:		MarkWest Energy Partners, L.P.
its Managing Member

By:		MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ Nancy K. Buese
Nancy K. Buese
Senior Vice President & Chief Financial Officer